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                 BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN/
                           UNITED WISCONSIN SERVICES

                            LONG-TERM INCENTIVE PLAN

                                  (1996-1998)

OBJECTIVES

To motivate executives toward the pursuit of activities which will materially contribute to: the profitable growth of Blue Cross & Blue Shield United of Wisconsin and United Wisconsin Services (collectively "the Company"); the diversification of the Company's businesses; the Company's leadership in acquiring and maintaining contracts to provide services to federal and state governmental entities; and effective teamwork among the Company's executives and the businesses/departments for which they are responsible. For the 1996-1998 Plan Cycle, the Plan has been designed to emphasize profitability in order to mitigate the effect of the anticipated underwriting cycle on the Company's financial results.

To contribute to the establishment of a competitive compensation program to support the attraction and retention of key executives.

PERFORMANCE MEASUREMENT

Performance shall be measured over the three year period beginning January 1, 1996 and ending December 31, 1998. This period shall be called the "Plan Cycle." Performance goals for the Plan Cycle shall be established in 1995. Performance will be measured by the average growth in each of the Plan's components over the Plan Cycle. Components may include Surplus, Revenue, Underwriting Results, Government Programs Reimbursement, or such others as the Management Review Committees deem appropriate. Extraordinary transactions as determined by the Management Review Committees will be handled as exclusions or adjustments in calculating the average annual increases.

Goals are set for minimum, target and maximum payouts for each component. Minimum and maximum payouts and prorated payouts between the minimum and maximum are determined as of the "Calculation Date" which shall be December 31, 1998.

AWARD DETERMINATION

Payout awards are based on a percentage of each participant's average salary range midpoint during the Plan Cycle.

Each goal (minimum, target and maximum) has a specified percentage award. Prorated awards are made for achieved results between the minimum and maximum.

PAYMENT OF AWARDS

Calculation of awards will be made following the receipt of the Company's financial statements at the end of the Plan Cycle and after approval by the Boards of Directors. Actual payment will be made in cash on or about April 1, 1999 (the "Payout Date").

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Discretionary payment may be made for participants who die, become disabled or retire before the end of the Plan Cycle. Employees who otherwise terminate employment with the Company prior to the Payout Date will not be eligible for payment except as provided in the Change of Control provisions below.

PLAN ADMINISTRATION

The Management Review Committees of Blue Cross & Blue Shield United of Wisconsin and United Wisconsin Services maintain overall responsibility for the Plan.

The Committees may, at their discretion, amend, suspend or terminate the Plan, provided that no such amendment, suspension or termination which would reduce, alter or impair the value of any awards can be made after the Calculation Date.

Upon the occurrence of a Change In Control the target value attainable under all Goals shall be deemed to have been fully earned for the entire Plan Cycle as of the effective date of the Change In Control, and shall be paid out in cash to participants within thirty (30) days following the effective date of the Change In Control; provided, however, that there shall not be an accelerated payout if the effective date of the Change In Control is prior to July 1, 1996. For purposes of this Plan, a "Change In Control" shall be defined as it is defined in Article 2, Subsection (g) of the United Wisconsin Services, Inc. Equity Incentive Plan dated February 1993 which definition is incorporated herein by reference.

PARTICIPANTS

The following officers are eligible to participate in the 1996-1998 Long-Term Incentive Plan for payment according to the schedule presented below:

     Thomas R. Hefty, C. Edward Mordy, Jeffrey J. Nohl, Mary Traver, Roger Formisano, Mark Granoff: 1/3 of the amount payable for achievement of the Blue Cross/UWS Executive Goals.

     Essie Whitelaw, Timothy P. Cullen: 2/3 of the amount payable for achievement of the Blue Cross/UWS Executive Goals.

     Thomas Liechty, Norman Keller, Michael Bernstein, Christopher Bowen:
     100% of the amount payable for achievement of the Regional Goals.

     Penny Siewert: 100% of the amount payable for achievement of the Individual Products Vice President Goals.

     Emil Pfenninger: 1/3 of the amount payable for achievement of the United Heartland President Goals.

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                         BLUE CROSS/UWS EXECUTIVE GOALS

GOAL 1 - INCREASE IN BCBSUW GAAP SURPLUS

Average annual increase in BCBSUW GAAP surplus over the Plan Cycle.

                                        Goal             Payout
                                        ----             ------
            Minimum                      10%              10.0%
            Target                       14%              15.0%
            Maximum                      18%              25.0%

GOAL 2 - INCREASE IN COMBINED REVENUE FOR BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN AND UNITED WISCONSIN SERVICES

Average annual increase in total combined revenue for Blue Cross & Blue Shield United of Wisconsin and United Wisconsin Services over the Plan Cycle. The definition of premium revenue includes all fully insured and self-insured medical and dental business. For purposes of the Plan, business related to the HIRSP contract, the State of Wisconsin Employees contract and similar contracts secured during the Plan Cycle are excluded from the BCBSUW Revenue component but are included in the Government Programs Reimbursement component.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%               7.0%
            Target                       12%              10.5%
            Maximum                      15%              17.5%

GOAL 3 - GOVERNMENT PROGRAMS REIMBURSEMENT

Average annual increase in Government Programs reimbursement over the Plan Cycle. The total reimbursement from all government contracts must equal or exceed the direct expenses associated with contract administration over the Plan Cycle in order for the goal to be met.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%               3.0%
            Target                       15%               4.5%
            Maximum                      20%               7.5%


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                         REGIONAL VICE PRESIDENT GOALS


GOAL 1 - INCREASE IN BCBSUW GAAP SURPLUS

Average annual increase in BCBSUW GAAP surplus over the Plan Cycle.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%               7.0%
            Target                       14%              10.5%
            Maximum                      18%              17.5%

GOAL 2 - INCREASE IN MEDICAL REVENUE

Average annual increase in total medical revenue for the participant's assigned geographic region over the Plan Cycle. The definition of medical revenue includes all fully insured and self-insured medical and dental premiums for Blue Cross & Blue Shield United of Wisconsin, Unity Health Plan, Valley Health Plan, Compcare Health Services, United Wisconsin Group and any similar business produced over the Plan Cycle. Excluded are revenues generated by American Medical Security. For purposes of the Plan, business related to the HIRSP contract, the State of Wisconsin Employees contract and similar contracts secured during the Plan Cycle are excluded from the Medical Revenue component but are included in the Government Programs Reimbursement component.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%               5.0%
            Target                       12%               7.5%
            Maximum                      15%              12.5%

GOAL 3 - INCREASE IN NON-MEDICAL REVENUE

Average annual increase in total non-medical revenue for the participant's assigned geographic region over the Plan Cycle. Non-medical revenue includes, but is not limited to, the following components:

     - UWG/United Heartland products covering Life, Disability, Vision and Worker's Compensation. All such business from all distribution systems as reported by geographic region will count towards attainment of this goal.

     - Non-medical revenue from products other than UWG/United Heartland, including but not limited to Managed Care, Benefits Administration, Proservices, Benefits Consulting, TPA Services and Recovery Services. Such business will count towards attainment of this goal only if the business is produced by the BCBSUW direct sales personnel as determined by the SBU President responsible for the revenue source.

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     -      All AMS revenue is excluded from this goal.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%               5.0%
            Target                       15%               7.5%
            Maximum                      20%              12.5%

GOAL 4 - GOVERNMENT PROGRAMS REIMBURSEMENT

Average annual increase in Government Programs reimbursement over the Plan Cycle. The total reimbursement from all government contracts must equal or exceed the direct expenses associated with contract administration over the Plan Cycle in order for the goal to be met.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%               3.0%
            Target                       15%               4.5%
            Maximum                      20%               7.5%

                    INDIVIDUAL PRODUCTS VICE PRESIDENT GOALS

GOAL 1 - INCREASE IN BCBSUW GAAP SURPLUS

Average annual increase in BCBSUW GAAP surplus over the Plan Cycle.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%               7.0%
            Target                       14%              10.5%
            Maximum                      18%              17.5%

GOAL 2 - INCREASE IN INDIVIDUAL PRODUCTS PREMIUM REVENUE

Average annual increase in total Individual Products premium revenue over the Plan Cycle.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%              10.0%
            Target                       15%              15.0%
            Maximum                      20%              25.0%
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GOAL 3 - GOVERNMENT PROGRAMS REIMBURSEMENT

Average annual increase in Government Programs reimbursement over the Plan Cycle. The total reimbursement from all government contracts must equal or exceed the direct expenses associated with contract administration over the Plan Cycle in order for the goal to be met. The Government Programs Reimbursement component includes business related to the HIRSP contract, the State of Wisconsin Employees contract, and similar contracts secured during the Plan Cycle.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%               3.0%
            Target                       15%               4.5%
            Maximum                      20%               7.5%

                        UNITED HEARTLAND PRESIDENT GOALS

GOAL 1 - INCREASE IN UNITED HEARTLAND PREMIUM REVENUE

Average annual increase in total United Heartland premium revenue over the Plan Cycle.

                                        Goal             Payout
                                        ----             ------

            Minimum                      15%               8.5%
            Target                       20%              12.75%
            Maximum                      25%              21.25%


GOAL 2 - INCREASE IN UNITED HEARTLAND PRE-TAX INCOME

Average annual increase in United Heartland pre-tax income over the Plan Cycle.


                                        Goal             Payout
                                        ----             ------

            Minimum                       15%              8.5%
            Target                        20%             12.75%
            Maximum                       25%             21.25%
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GOAL 3 - GOVERNMENT PROGRAMS REIMBURSEMENT

Average annual increase in Government Programs reimbursement over the Plan Cycle. The total reimbursement from all government contracts must equal or exceed the direct expenses associated with contract administration over the Plan Cycle in order for the goal to be met. The Government Programs Reimbursement component includes business related to the HIRSP contract, the State of Wisconsin Employees contract, and similar contracts secured during the Plan Cycle.

                                        Goal             Payout
                                        ----             ------

            Minimum                      10%               3.0%
            Target                       15%               4.5%
            Maximum                      20%               7.5%